Ohio National Fund, Inc.	SUMMARY PROSPECTUS May 1, 2015

Money Market Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at http://hosted.rightprospectus.com/ohionational. You can also get this information at no cost by calling 1-800-366-6654 or by sending an e-mail request to Custservice@ohionational.com. The fund’s prospectus and statement of additional information, both dated May 1, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks maximum current income consistent with preservation of principal and liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.27%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses	0.35%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Principal Investment Strategies

This Portfolio invests in high quality money market instruments, including:

•

obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the U.S. government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. government as authorized by Congress;

•

commercial paper, certificates of deposit and bankers’ acceptances that have received the highest rating by any two nationally recognized statistical rating organizations (“NRSRO’s”), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

•

commercial paper, certificates of deposit, bankers’ acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 3% limitation below;

•	repurchase agreements with respect to any of these obligations;

•

as to no more than 3% of the portfolio’s assets, in commercial paper, certificates of deposit or bankers’ acceptances receiving the second highest rating by any two NRSRO’s (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than 0.5% of portfolio assets may be invested in such securities of any one issuer; and

•

up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.

The Portfolio may only invest in instruments that the Board of Directors determines present minimal credit risks. The Portfolio will invest at least 10% of its assets in cash, U.S. Treasury securities and securities that mature within one day and at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less and securities that mature within one week. Generally, the Portfolio holds its money market securities until maturity. They are then redeemed. The Portfolio normally will not realize any gain or loss on these securities. There may be times when it is necessary or appropriate to sell securities before they mature in order to shorten the Portfolio’s average maturity. This might be necessary to meet redemptions or because of a reevaluation of an issuer’s credit-worthiness.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The principal risks of investing in the Portfolio are:

Money Market Risk — An investment in the Money Market Portfolio is not a deposit of any bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to maintain a stable value of $10 per share, it is possible to lose money by investing in the Portfolio.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Repurchase Agreement Risk — If the seller of a repurchase agreement in which the Portfolio invests defaults on its obligations or declares bankruptcy, the Portfolio may experience delays in selling the securities underlying the repurchase agreement resulting in losses.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 1.25%. That was the quarter ended on March 31, 2007. The lowest return for a quarter was 0.00%. That was for each quarter in 2009, 2010, 2011, 2012, 2013 and 2014. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2014	1 Year	5 Years	10 Years
Money Market Portfolio	0.00%	0.00%	1.42%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. William Hilbert, Portfolio Manager of ONLI, has been the portfolio manager of the Portfolio since 2000.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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